DOMAIN NAME PURCHASE AGREEMENT

THIS DOMAIN NAME PURCHASE AGREEMENT ("Agreement") is made and entered into as of October 20th, 2014 ("Effective Date") by and between Weed Growth Fund, Inc., a Nevada corporation (the "Purchaser") and Blue String Ventures, Inc., a Nevada Corporation (the "Seller").

WHEREAS, the Internet domain name ebola.com (including all intellectual property rights and goodwill in such domain name) (the "Domain Name") is registered to Seller in the domain name registry maintained by Moniker Online Services LLC; and

WHEREAS, the Purchaser desires to purchase the Domain Name and Seller desires to sell the Domain Name to Purchaser.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. PURCHASE AND SALE. For the Purchase Price detailed in Section 2 below, Purchaser hereby purchases from Seller and Seller hereby sells to Purchaser all of Seller's right, title, and interest in and to the Domain Name (including all intellectual property rights and goodwill in such name) and in and to Seller's registration of the Domain Name with Moniker Online Services LLC or any other organization entitled to register domain names ending in the ".com" top-level domain.

2. PURCHASE PRICE. As consideration for Purchaser's acquisition of the Domain Name, Purchaser shall pay to Seller (i) $50,000 in cash (the "Cash Payment") and (ii) 19,192 share's of Purchaser's common stock of Cannabis Sativa, Inc. ("CBDS"), a Nevada corporation (the "CBDS Shares"). The Cash Payment and the CBDS Shares may be referred to collectively as the "Purchase Price." Seller acknowledges that the CBDS Shares will be restricted stock, a restricted legend may be placed on CBDS Shares and Seller's resale of the CBDS Shares will be subject to compliance with federal and state securities laws. Seller further acknowledges and understands that its resale of the CBDS Shares will be subject to a 6-month holding period as set forth by Securities and Exchange Commission Rule 144.

3. ASSIGNMENT OF DOMAIN NAME. Seller hereby assigns, remises, releases, and quitclaims to Purchaser any and all rights, title, and interest in and to the use and registration of the Domain Name, including all trademark rights, together with the goodwill of Seller's business symbolized by the Domain Name.

4. CLOSING AND ESCROW AGENT. This Cash Payment shall be paid to a third party escrow, Escrow Hill Limited (the "Escrow Agent") within two (2) business days from the date of this Agreement. In the event that the Cash Payment is not timely received, this Agreement may be cancelled by Seller at Seller's sole discretion. After notification from the Escrow Agent that funds have been received from the Purchaser, the Seller will within two (2) business days, take the necessary actions required to change the registered ownership of the Domain Name in favor

of the Escrow Agent. The CBDS Shares, in the form of one or more share certificates comprising 19,192 shares of CBDS common stock, shall not be subject to the foregoing escrow; rather Purchaser shall cause CBDS's transfer agent, Colonial Stock Transfer Co., Inc. (the "Transfer Agent") to issue the CBDS Shares in the name of Seller (or such other person(s) which Seller may provide to Purchaser in writing). The escrow shall close by paying the Cash Payment to Seller and transferring the Domain Name to Purchaser upon verification by the Escrow Agent that (i) the Domain Name has been transfer by Seller, (ii) the Cash Payment has been received by the Escrow Agent, and (iii) Escrow Agent has received notification via e-mail from the Transfer Agent that the CBDS Shares have been transmitted to Seller.

5. REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser that (i) Seller has full power and authority to enter into this Agreement and will be bound by and perform its obligations under this Agreement; (ii) this Agreement, when signed and delivered by Seller, will be duly and validly executed and delivered and will be the valid and binding obligation of Seller, enforceable against Seller, in accordance with its terms; (iii) neither the signing and delivery of this Agreement by Seller, nor the performance by Seller of its obligations under this Agreement, will violate any law, statute, rule, or regulation or order, judgment, injunction, or decree of any court, administrative agency, or governmental body applicable to Seller; (iv) Seller has not taken any action to assign, transfer, or encumber the Domain Name; (v) Seller is not legally bound by any agreements or obligation relating to the Domain Name that could (a) obligate Seller or Purchaser to license or otherwise grant rights to any other person or entity in the Domain Name (whether owned or used by the Seller or Purchaser), (b) result in a claim against or lien on the Domain Name, or (c) prohibit the arrangements contemplated hereby or result in a claim with respect to the Domain Name; (vi) Seller owns and possesses all rights, title, and interest in and to the Domain Name and its related website; (vii) Seller has no knowledge of any existing threatened or known claims or liabilities related to the use of the Domain Name; (vii) the Domain Name is free and clear of any liens, security interests, or other encumbrances; and (viii) at the time of transferring the registration of the Domain Name to Purchaser, there shall be no fees or assessments outstanding with respect to such registration and Purchaser shall have the full right to use such registration in accordance with the rules and regulations of Moniker Online Services LLC related to such registration.

6. PROHIBITION ON REGISTRATION OF CERTAIN DOMAIN NAMES. Seller agrees that neither Seller (which term specifically includes Jonathan Schultz for the purposes of this Section), nor any entity owned or controlled by Seller, shall register any Internet domain name "ebola" regardless of the top-level domain (e.g., ebola.net, ebola.org, etc.). However, Seller, or an entity owned or controlled by Seller, may own or register domain names that contain the word "ebola" as a portion of the second level domain (e.g., ebolavirus.com).

7. DEROGATORY STATEMENTS. The parties agree not to make any derogatory statements about each other, with regard to this Agreement, the Ebola.com domain name or any matter relating to the ebola crisis or each other's businesses, to the press or any third party, except to a court or arbitrator as may be necessary in the handling of any legal dispute which may arise between the parties.

8. INDEMNIFICATION. With respect to the representations, warranties, covenants, and agreements made by each party in this Agreement, the parties shall indemnify, defend, and hold each other harmless against all liability, loss, or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy, or breach of any such representations, warranties, or agreements.

9. ATTORNEY FEES. Each party shall be responsible for their own attorney fees related to the preparation and review of this Agreement.

10. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Signatures received via facsimile or e-mail shall be as legally binding for all purposes as an original signature.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflict of laws rules.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the Effective Date.

WEED GROWTH FUND, INC.

By: ______________________
ERIC MILLER
Its President

BLUE STRING VENTURES, INC.

By: ______________________
JONATHAN SCHULTZ
Its President